Supplement to the current prospectus

MFS(R) Strategic Growth Fund

On June 7, 2007, shareholders approved the reorganization of the MFS Strategic Growth Fund, a series of MFS Series Trust I, into the MFS Core Growth Fund, also a series of MFS Series Trust I. Accordingly, effective June 15, 2007, pending the consummation of this reorganization transaction on or about June 22, 2007, shares of the MFS Strategic Growth Fund are no longer available for sale and exchanges into the MFS Strategic Growth Fund are no longer permitted.


               The date of this supplement is June 8, 2007.